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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

CIBER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23488 (Commission File Number)	38-2046833 (IRS Employer Identification No.)
5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

CIBER, Inc.
Information to be included in the Report

Item 7. Financial Statements, Pro Forma Information and Exhibits

        (c) Exhibit 99.1 Registrant's press release dated October 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

        On October 30, 2003, we issued a press release in which we announced our financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.
Date: October 30, 2003	By:	/s/ DAVID G. DURHAM
David G. Durham Chief Financial Officer, Senior Vice President and Treasurer

Exhibits
99.1	Press release dated October 30, 2003.

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  Item 7. Financial Statements, Pro Forma Information and Exhibits
  Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE